Prepaid Costs and Expenses	12 Months Ended
Dec. 31, 2019
Prepaid Costs and Expenses [Abstract]
Prepaid costs and expenses

Note 4 – Prepaid costs and expenses

Prepaid costs and expenses consist of the following:

	December 31, 2019	December 31, 2018

Cloud services	$-	$2,785
Rental	-	5,835
Advertising	-	396,191
Marketing and promotion	-	3,802,469
Professional services	-	1,155,122
Others	-	25,156
Subtotal	-	5,387,558
Less: long term prepaid expenses	-	(2,200,506)
Total	$-	$3,187,052

For the years ended December 31, 2019, prepaid costs and expenses are expected not to generate any revenue or economic benefits in the following years. So the Company already applied the measurement requirements in ASC 360-10 Impairment and Disposal of Long-Lived Assets to write-off and impair prepaid costs and expenses in the year ended December 31, 2019.